EXHIBIT 10.2

No. 1                     FORM  OF OPTION TO PURCHASE
ISSUED:                          COMMON STOCK
Void After

Mr.

                        OPTION x-x-x-x- SHARES "COMPANY'


         THIS IS TO CERTIFY that, for value received, _________________________________ (the "Holder"), is entitled to purchase from
______________________________________   (0)  Common   shares   fully  paid  and
non-assessable of "Company" a Delaware corporation, $.001 par value per share, (the "Option or Option Stock") at a price per share of __________s ($0) (the "Exercise Price") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1.   Method of Exercise

         Subject to Section 4, the Holder, at any, may exercise this Option time after the date of issuance, but not later than __________ 2000 (the "Exercise Period"), in whole by delivering to the ________________ (a) with a Option form,
(b) and a certified or cashier's check payable to ________________ in the amount of the Exercise Price multiplied by the number of shares for which this Option being exercised (the "Purchase Price"), and (c) a Notice of Exercise attached duly completed and executed by the Holder. Upon exercise, the Holder shall be entitled to receive from ____________________________, stock certificate(s) in proper form representing the number of shares purchased.

2. Delivery of Stock Certificate(s); No Fractional Shares

2.1 Within __ days after the payment of the Purchase Price following the exercise of this Option,________________ shall deliver to the Holder (a) a certificate(s) for the number of fully paid and non-assessable shares of common Stock to which the Holder shall be entitled upon such exercise. The Holder shall for all purposes, be deemed the holder of record of such shares of Option Stock on the date this Option was exercised, irrespective of the date of delivery of the certificate(s) representing the Option Stock; provided that, if the date such Exercise is made is a date when the stock transfer books of the " Company____" are closed, such person shall be deemed to have become the Holder of record of such shares of Option Stock at the close of business on the next succeeding date on which the stocks transfer books is open.

2.2 No fractional shares shall be issued upon the exercise of this Option. In lieu of fractional share __________ shall pay the Holder a sum in cash equal to such fraction multiplied by the Exercise Price.

3.   Covenants as to Option Stock

         ________________ Covenants that at all times during the Exercise Period there shall be reserved for delivery upon exercise of this Option such shares of Stock as is necessary for exercise in full of this Option. Shares of Common stock to be exercised by this Option shall be validly issued and outstanding and non assessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except restrictions arising (a) under federal and state securities laws, (b) not by or through ________________ or the " Company ____".

4.   Adjustments; Termination of Option Upon Certain Events

4.1 Effect of Reorganization--

         Termination of Option upon a merger, consolidation, acquisition of all orsubstantially all of the property or stock, liquidation or other reorganization of the " Company _____" (collectively, a "Reorganization") during the Exercise Period, as a result of which the stockholders of the " Company ____" receive cash, stock or other property in exchange for their shares and the shareholders of the " Company ____" voting equity securities immediately prior to such Reorganization together own less than a majority interest of the voting equity securities of the successor corporation following such Reorganization, the Holder shall be given notice of such proposed action as provided in Section
6. If the proposed action is approved according to applicable law by the shareholders of the " Company __" or other entities that are parties to the proposed action, the Holder shall be so notified in writing by ______________, registered or certified mail at least 10 business days before its effectiveness. Notwithstanding the period of exercise ability stated on this Option, this Option shall become forever null and void to the extent not exercised on or before 5:00 p.m., Pacific Time, on the tenth business day following the delivery of such notice.

4.2  Adjustments for Stock Splits, Dividends

         If the " Company ____" shall issue any shares of the same class as the Option Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Option Stock pursuant to the exercise of this Option shall be proportionately increased; and, conversely, if the " Company______" shall contract the number of outstanding shares of the same class as the Option Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Option Stock pursuant to the Exercise of this Option shall be proportionately decreased. Each adjustment in the number of shares of Option Stock shall be to the nearest whole share.

5. Securities Restrictions; Legend on Option Stock

5.1 Option stock upon Exercise has not been registered under the Securities Act of 1933, as amended or applicable state securities laws. The " Company____" has satisfied itself that such transaction is exempt from registration.

6. Notices of Record Date, etc.

         In the event of :

         (a) Reorganization of the " Company ____", any reclassification or re capitalization of the capital stock of the " Company_____", or any transfer of all or substantially all the assets of the " Company ____" to, or consolidation or merger of, the " Company _____" with or into any person; or

         (b) Voluntary or involuntary dissolution, liquidation or winding-up of the "Company _____"; __________ will mail to the Holder a notice at least 20 business days prior to the date specified in the notice.

7.  Investment Intent

         By accepting this option, the Holder represents that it is acquiring this option for investment and not with a view to, or for sale in connection with, any distribution thereof.

8.   Miscellaneous

8.1  No Stockholder Rights

         This option shall not entitle the Holder to any voting rights or any other rights as a stockholder of the " Company____" or to any other rights except the rights stated herein; and dividend or interest shall be payable and shall accrue in respect of this option Stock, until this option is exercised.

8.2  Notices

         Unless otherwise provided, any notice under this option shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

         If to the Holder:

         If to the ________________

8.3  Amendments and Waivers

         Any term of this Option may be amended and the observance of any term may be waived

(either generally or in a particular instance and either retroactively or prospectively) only with the written consent of ______________ and the Holder.

8.4  Governing Law; Jurisdiction; Venue

         This Option shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflict of laws. The parties irrevocably consent to the Jurisdiction and venue of the state and federal courts located in ___________ Nevada connection with any action relating to this Option.

8.5  Successors and Assigns; Transfer

         This Option shall not be sold, assigned or transferred without the prior written consent

---------------

8.6 An Additional Stock Option shall be made available upon the same terms and conditions herein, with one exception Stock Option period shall begin __________ 2000 12:00 am Pacific Time when signed by parties herein.

         IN WITNESS WHEREOF, the ________________ has executed this Option as of the date first written above.

                                       ----------------
                                       By ___________________________________

No. W-1                    FORM   NOTICE TO EXERCISE
ISSUED:                       COMMON STOCK OPTION
Void After

                  NOTICE OF EXERCISE OF COMMON STOCK OPTION TO
                           COMMON STOCK OF THE COMPANY
X

         The undersigned hereby irrevocably elects to purchase all shares of Common of "Company" upon the Exercise of the attached Option and requests that certificate(s) for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the " Company_____" that said shares of the Common of the " Company _____" are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

         Payment    enclosed    in   the   amount   of    $___________    Dated:
         ________________________

     Name of Holder of Option: _____________________________________________
                                               (Please print)
     Address: _______________________________________________________________

     Signature: _____________________________________________________________

                                                    ASSIGNMENT

         For value received the undersigned sells, assigns and transfers to the Transferee named below the attached __________________ common stock, together With all right, title and interest.

         Dated: _________________________________

         Name of Holder of Option: ____________________________________________
                                                               (Please print)

         Address: _____________________________________________________________


         Signature: ___________________________________________________________

         Company